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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                NOVEMBER 20, 2008

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                           ALLEGHENY BANCSHARES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
        WEST VIRGINIA                   000-50151                 22-3888163
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)

                              300 NORTH MAIN STREET
                                  P.O. BOX 487
                          FRANKLIN, WEST VIRGINIA 26807
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (304) 358-2311

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

On November 20, 2008, at its regularly scheduled meeting, the Board of Directors of Allegheny Bancshares, Inc. declared a dividend of $1.45 per share. This dividend is payable December 1, 2008 to shareholders of record November 28, 2008.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Dated: November 20, 2008                Allegheny Bancshares, Inc.


                                        By: /s/  L. Kirk Billingsley
                                            ------------------------------------
                                        L. Kirk Billingsley
                                        Chief Financial Officer